FIRST AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment"), dated as of July 10, 2003, is entered into among THE BOMBAY COMPANY, INC., a Delaware corporation (the "Borrower"), the lenders listed on the signature pages hereof as Lenders (the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

                                  BACKGROUND

      A. The Borrower, certain of the Lenders, the Administrative Agent, the Swing Line lender and the L/C Issuer are parties to that certain Amended and Restated Credit Agreement, dated as of July 5, 2002, (the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

      B. The Borrower has requested (a) certain amendments to the Credit Agreement, and (b) to add Bank One, NA ("Bank One") as a lender under the Credit Agreement.

      C. The Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent covenant and agree as follows:

      1. AMENDMENTS.

      (a)The definition of "Aggregate Commitments" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

            "Aggregate Commitments" has the meaning set forth in the definition of "Commitment", and shall be equal to Seventy-Five Million and No/100 Dollars ($75,000,000.00) on the First Amendment Closing Date.

      (b)The definition of "Committed Loan Facility" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

            "Committed Loan Facility" means the aggregate amount of each Lender's Commitment to provide Committed Loans which shall be an amount equal to $30,000,000.00 on the First Amendment Closing Date.

      (c)The  definition  of  "Letter   of   Credit   Facility"  set  forth  in
Section 1.01 of the Credit Agreement is hereby amended to read as follows:

            "Letter of Credit Facility" means the aggregate amount of each Lender's Commitment to purchase participations in all L/C Obligations plus all Clean Bankers' Acceptances, but not including any L/C Obligations applicable to standby letters of credit. The Letter of Credit Facility shall be an amount equal to $45,000,000.00 on the First Amendment Closing Date.

      (d)The  definition   of   "Letter   of  Credit  Sublimit"  set  forth  in
Section 1.01 of the Credit Agreement is hereby amended to read as follows:

            "Letter of Credit Sublimit" means, with regard to standby Letters of Credit, the amount of $5,000,000.00 and with regard to commercial Letters of Credit, Bankers' Acceptances and Clean Bankers' Acceptances, the aggregate amount of $45,000,000.00. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.

      (e)The definition of "Leverage Ratio" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

            "Leverage Ratio" means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the ratio of (a) Consolidated Funded Indebtedness as of such date plus the product of the Borrower's and Subsidiaries' rent expense times six for the period of the four Fiscal Quarters ending on such date to (b) Consolidated EBITDA plus the Borrower's and Subsidiaries' rent expense for the period of the four Fiscal Quarters ending on such date.

      (f)Section 1.01 of the Credit Agreement is hereby amended by adding the defined terms "First Amendment" and "First Amendment Closing Date" thereto in proper alphabetical order to read as follows:

            "First Amendment" means that certain First Amendment to Amended and Restated Credit Agreement, dated as of July 10, 2003, among the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent.

            "First Amendment Closing Date" means July 10, 2003, provided all the conditions to effectiveness set forth in Section 3 of the First Amendment have been satisfied by such date.

      (g)Section 7.01 of the Credit Agreement is hereby amended by amending clause (i) thereof to read as follows:

            (i) Liens in respect of capital leases or purchase money Indebtedness permitted under subsection (e) or (f) of Section 7.03.

      (h)Section 7.03 of the Credit Agreement is hereby amended by (a) deleting "and" after clause (d) thereof, (b) redesignating clause "(e)" thereof to be clause "(f)" and (c) adding the following new clause (e) thereto to read as follows:

            (e)   Indebtedness   in   respect   of  a  capital  lease  in
      connection with a sale-leaseback of the Borrower's corporate headquarters building where the Attributable Indebtedness is not in excess of an appraised value of such building at the time of the sale-leaseback; and

      (i)Section 7.05 of the Credit Agreement is hereby amended by (a) deleting "." after clause (e) thereof and inserting "; and" in lieu thereof and
(b) adding the following new clause (f) thereto to read as follows:

            (f) Disposition of the Borrower's corporate headquarters building in respect of a sale-leaseback thereof.

      (j)Section 7.06 of the Credit Agreement is hereby amended to read as follows:

            7.06 CAPITAL EXPENDITURES AND ACQUISITIONS. Make Capital Expenditures and Acquisitions of more than (a) $40,000,000 in aggregate amount for the fiscal year ending January 31, 2004 or
      (b) $45,000,000 in aggregate amount for any fiscal year thereafter.

      (k)Section 7.13 of the Credit Agreement is hereby amended by amending clause (c) thereof to read as follows:

            (c) Leverage Ratio. Permit the Leverage Ratio, as of the end of any Fiscal Quarter of the Borrower, to be greater than 4.75 to 1.00.

      (l)Section 7.14 of the Credit Agreement is hereby amended to read as follows:

            7.14 NO BORROWINGS. Except for Swing Line Loans, the Borrower shall have no outstanding Loans, Bankers' Acceptances or Clean Bankers' Acceptances for a period of not less than 30 consecutive days between December 15 of each year and March 31 of the following year (such period herein a "Window"), and if the Borrower fails to designate such 30 day period prior to the March 2 that falls during a particular Window, the Lenders shall be under no obligation to make additional Loans to the Borrower or issue Bankers' Acceptances or Clean Bankers' Acceptances upon the request of the Borrower, and the Borrower's failure to comply with the obligations imposed by this Section 7.14 shall constitute an Event of Default.

      (m)Section 10.08 to the Credit Agreement is hereby amended by adding the following sentence thereto at the end thereof.

      Notwithstanding anything to the contrary, "Information" shall not include, and the Administrative Agent and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit, Bankers'
      Acceptances, Clean Bankers' Acceptances and transactions contemplated hereby.

      (n)Schedule 2.01 of the Credit Agreement is hereby amended to be in the form of Schedule 2.01 to this First Amendment, and the Commitment and Pro Rata Share of each Lender, after giving effect to this First Amendment, is set forth on Schedule 2.01.

      (o)Schedule 10.02 of the Credit Agreement is hereby amended to be in the form of Schedule 10.02 to this First Amendment, to add the appropriate information for Bank One.

      (p)The Pricing Grid, set forth in Appendix 1 to the Credit Agreement, is hereby amended to be in the form of Appendix 1 to this First Amendment.

      (q)Schedule 2 of Exhibit F to the Credit Agreement is hereby amended to be in the form of Schedule 2 to this First Amendment.

      (r)Exhibit G to the Credit Agreement is hereby amended to be in the form of Exhibit G to this First Amendment.

      2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

      (a)the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

      (b)no event has occurred and is continuing which constitutes a Default or an Event of Default;

      (c)(i) the Borrower has full power and authority to execute and deliver this First Amendment, the Committed Loan Note payable to the order of Bank One (the "Bank One Note"), and the replacement Committed Loan Note payable to the order of each Lender whose Commitment has been amended pursuant to this First Amendment (collectively, the "Replacement Notes"), (ii) this First Amendment, Bank One Note and the Replacement Notes have been duly executed and delivered by the Borrower, and (iii) this First Amendment, Bank One Note, the Replacement Notes, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

      (d)neither the execution, delivery and performance of this First Amendment, Bank One Note, the Replacement Notes or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its property is subject; and

      (e)no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this First Amendment, the Bank One Note or the Replacement Notes or (ii) the acknowledgement by each Guarantor of this First Amendment.

      3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective (and the revisions to the definition of "Applicable Rate" set forth in Appendix 1 hereof will go into effect) upon satisfaction or completion of the following:

      (a)the Administrative Agent shall have received counterparts of this First Amendment executed by all of the Lenders;

      (b)the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Guarantor;

      (c)the Administrative Agent shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this First Amendment, the Bank One Note and the Replacement Notes;

      (d)the Administrative Agent shall have received an opinion of counsel to the Borrower, in form and substance satisfactory to the Administrative Agent, with respect to matters set forth in Sections 2(c), (d) and (e) of this First Amendment;

      (e)the Administrative Agent shall have received a duly executed (i) Bank One Note for Bank One and (ii) a Replacement Note for each Lender whose Commitment is being amended by this First Amendment; and

      (f)the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

      4. PURCHASE BY LENDERS. Simultaneously with the satisfaction of conditions of effectiveness set forth in Section 3 hereof, each Lender, but only to the extent necessary, shall purchase or sell (as the case may be), without recourse, an amount of outstanding Loans, L/C Obligations, Bankers' Acceptances and Clean Bankers' Acceptances, such that after giving effect to this First Amendment, the amount of each Lender's Commitment under the Credit Agreement which has been utilized shall be pro rata among the Lenders in the proportion that their respective Commitments bear to the Aggregate Commitments. The Borrower shall pay any additional amounts required pursuant to Section 3.05 of the Credit Agreement as a result of such purchases and sales. The parties hereto agree that the provisions of Section 10.07 of the Credit Agreement shall not be applicable to the addition of Bank One pursuant to this First Amendment. Bank One represents and warrants to the Administrative Agent as follows:

      (a)Bank One has received a copy of the Credit Agreement and all amendments thereto, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto, and it is an Eligible Assignee;

      (b)it has the full power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this First Amendment, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this First Amendment and the other Loan Documents, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith;

      (c)under applicable Laws no tax will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to Bank One under any Loan Document, and no tax forms described in Section 10.15 of the Credit Agreement are required to be delivered by Bank One; and

      (d)Bank One has received and reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment and become a party to the Credit Agreement. Bank One has independently and without reliance upon the Administrative Agent or any other Person, and based on such information as Bank One has deemed appropriate, made its own credit analysis and decision to enter into this First Amendment and become a party to the Credit Agreement. Bank One will, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

      5. REFERENCE TO THE CREDIT AGREEMENT.

      (a)Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

      (b)The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

      6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

      7. GUARANTOR'S   ACKNOWLEDGMENT.    By  signing  below,  each   Guarantor
(a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty (i) include all obligations in respect of the Aggregate Commitments, as increased by this First Amendment and (ii) are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

      8. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

      9. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

      10.HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

      11.ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


REMAINDER OF PAGE LEFT INTENTIONALLY BLANK








      IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

                                    THE BOMBAY COMPANY, INC.


                                    By:/S/ ELAINE D. CROWLEY

                                    Elaine D. Crowley
                                    SVP, CFO & Treasurer


ACKNOWLEDGED AND AGREED:

BBA HOLDINGS, INC.


By:/S/ BEVERLY K. STOOKEY

Name: Beverly K. Stookey
Title:President




                                    BANK OF  AMERICA,  N.A.,  as Administrative
                                    Agent


                                    By:/S/ S.M. PAUL

                                    Name: Suzanne M. Paul
                                    Title:Vice President



                                    BANK  OF  AMERICA, N.A., as a  Lender,  L/C
                                    Issuer and Swing Line Lender


                                    By:/S/ STEVEN A. MACKENZIE


                                    Name: Steven A. Mackenzie
                                    Title:Vice President



                                    WASHINGTON MUTUAL BANK, FA as a Lender


                                    By:/S/ RANDY WOODS

                                    Name: Randy Woods
                                    Title:Vice President



                                    BANK OF TEXAS, N.A., as a Lender


                                    By:/S/ ERIC L. KRAFT

                                    Name: Eric L. Kraft
                                    Title:Vice President




                                    BANK ONE, NA


                                    By:/S/ JENNIFER C. BAGGS

                                    Name: Jennifer C. Baggs
                                    Title:Vice President










                                                                  SCHEDULE 2.01

                                  COMMITMENTS
                              AND PRO RATA SHARES

                          Committed Loan FacilityLetter of Credit FacilityAggregate CommitmentsPro Rata Share
          Lender
Bank of America, N.A.         $12,000,000.00          $18,000,000.00         $30,000,000.00        40.00%
Washington Mutual Bank, FA     $6,000,000.00           $9,000,000.00         $15,000,000.00        20.00%
Bank of Texas, N.A.            $6,000,000.00           $9,000,000.00         $15,000,000.00        20.00%
Bank One, NA                   $6,000,000.00           $9,000,000.00         $15,000,000.00        20.00%
TOTAL                         $30,000,000.00          $45,000,000.00         $75,000,000.00       100.00%












                                                                 SCHEDULE 10.02

                   EURODOLLAR AND DOMESTIC LENDING OFFICES,
                             ADDRESSES FOR NOTICES

THE BOMBAY COMPANY, INC.
550 Bailey Avenue
Fort Worth, Texas 76107
Attention:  Elaine D. Crowley
            Senior Vice President, CFO and Treasurer
            Telephone:  (817) 347-8218
            Facsimile:  (817) 332-7066
            Electronic Mail:  ecrowley@us.bombayco.com

            Beverly K. Stookey
            Assistant Treasurer
            Telephone:  (817) 347-8260
            Facsimile:  (817) 332-7066
            Electronic Mail:  bstookey@us.bombayco.com

BANK OF AMERICA, N.A.
Administrative Agent's Office and Bank of America's Lending Office (for payments and Requests for Credit Extensions):

Bank of America, N.A.
901 Main Street
Mail Code:  TX1-492-14-12
Dallas, Texas 75202
Attention:  Lori Norman
            Telephone:  (214) 209-0183
            Facsimile:  (214) 290-9428
            Electronic Mail:  lori.norman@bankofamerica.com

Account No.:1292000883
Attention:  Credit Services
Ref:  The Bombay Company, Inc.
ABA#  111000012

L/C Issuer:
Bank of America, N.A.
Trade Operations-Chicago
231 South LaSalle
Mail Code:  IL1-231-17-00
Chicago, Illinois 60697
Attention:  Riyaz Kaka
            Vice President and Operations Manager
            Telephone:  (312) 923-5924
            Facsimile:  (312) 974-0142
            Electronic Mail:  riyaz.n.kaka@bankofamerica.com

Bankers' Acceptances:
Bank of America, N.A.
901 Main Street
Mail Code:  TX1-491-14-12
Attention:  Lori Norman
            Telephone:  (214) 209-0183
            Facsimile:  (214) 290-9428
            Electronic Mail:  lori-norman@bankofamerica.com

Other Notices as Administrative Agent:
Bank of America, N.A.
Agency Management
231 South LaSalle Street
Mail Code:  IL1-231-08-30
Chicago, Illinois 60697
Attention:  Suzanne M. Paul
            Vice President
            Telephone:  (312) 923-1640
            Facsimile:  (312) 206-8435
            Electronic Mail:  suzanne.m.paul@bankofamerica.com

Bank of America, N.A.
Credit Products
901 Main Street
TX1-492-07-04
Dallas, Texas 75202
Attention:  Steven A. Mackenzie
            Vice President
            Telephone:  (214) 209-3680
            Facsimile:  (214) 209-3140
            Electronic Mail:  steven.mackenzie@bankofamerica.com

WASHINGTON MUTUAL BANK, FA
Requests for Credit Extensions:
Washington Mutual Bank, FA
120 West 3rd Street
Fort Worth, Texas 76102
Attention:  Randy Woods
            Telephone:  (817) 333-2775
            Facsimile:  (817) 348-8177
            Electronic Mail:  randy.woods@wamu.net
            Account No. G/L #20599/4048
            ABA#  111993778
            Attention:  Sandra Mitchell 817-333-2776

Notices (other than Requests for Credit Extensions):
Washington Mutual Bank, FA
120 West 3rd Street
Fort Worth, Texas 76102
Attention:  Randy Woods
            Telephone:  (817) 333-2775
            Facsimile:  (817) 348-8177
            Electronic Mail:  randy.woods@wamu.net
            Account No. G/L #20599/4048
            ABA#  111993778
            Attention:  Sandra Mitchell   817-333-2776

BANK OF TEXAS, N.A.
Requests for Credit Extensions:
Bank of Texas, N.A.
5956 Sherry Lane, Suite 1100
Dallas, Texas 75225
Attention:  Eric Kraft
            Telephone:  (214) 316-3913
            Facsimile:  (214) 987-8892
            Electronic Mail:  ekraft@mail.bokf.com
            Account No. 11405181210
            ABA#  111014325
            Attention:  Sue Yandell, Texas Participation

Notices (other than Requests for Credit Extensions):
Bank of Texas, N.A.
5956 Sherry Lane, Suite 1100
Dallas, Texas 75225
Attention:  Eric Kraft
            Telephone:  (214) 316-3913
            Facsimile:  (214) 987-8892
            Electronic Mail:  ekraft@mail.bokf.com
            Account No. 11405181210
            ABA#  111014325
            Attention:  Sue Yandell, Texas Participation

BANK ONE, NA
Requests for Credit Extensions:
Bank One, NA
420 Throckmorton, Suite 400
Fort Worth, Texas 76102
Attention:  Jennifer Baggs, Vice President
            Telephone:  (817) 884-4483
            Facsimile:  (817) 884-5659
            Electronic Mail:  jennifer_c_baggs@bankone.com


Notices (other than Requests for Credit Extensions):
Bank One, NA
Commercial Loan Servicing
500 Taylor Street, 6th Floor
Fort Worth, Texas 76102
Attention:  Cheryl Bradford
            Telephone:  (817) 884-5256
            Facsimile:  (817) 884-4095
            Electronic Mail: NO NOTIFICATIONS ARE TO BE SENT BY EMAIL Account No. 1065151010
            ABA#  111000614
            Attention:  Commercial Loan Servicing Center - Southern Region
            Borrower:   The Bombay Company









                                  APPENDIX I

                                 PRICING GRID

                 Applicable Rate Based on Financial Covenants:

      "Applicable Rate" means the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Sections 6.01(a) and 6.02(a) (provided that from and including the First Amendment Closing Date the Applicable Rate shall be at Pricing Level 3 until such time as a change in the Applicable Rate would be effective pursuant to Section 2.09(c)):

                                APPLICABLE RATE

                                    Eurodollar      Bankers'
                                     Rate and     Acceptances
                                     Standby       and  Clean    Commercial
Pricing    Leverage     Commitment  Letters of      Bankers'     Letters of     Base
 Level      Ratio          Fee        Credit      Acceptances      Credit       Rate

   1    Less than or    25.0 bps    175.0 bps      150.0 bps      100.0 bps   25.0 bps
        equal to 2.75

   2    Less than or    37.5 bps    200.0 bps      175.0 bps      112.5 bps   50.0 bps
        equal to 3.50
        but greater
        than 2.75

   3    Less than or    37.5 bps    225.0 bps      200.0 bps      125.0 bps    75.0 bps
        equal to 4.25
        but greater
        than 3.50

   4    Greater than    50.0 bps    275.0 bps      225.0 bps      150.0 bps    125.0 bps
        4.25







      For the Quarter/Year ended _____________________ ("Statement Date")

                                  SCHEDULE 2
                         to the Compliance Certificate
                                 ($ in 000's)


I.  SECTION 7.05 - CAPITAL EXPENDITURES.

    A. Consolidated Capital Expenditures made during fiscal year to date:   $_____________

    B. Maximum permitted Capital Expenditures:
       ($40,000,000.00) during f.y. ending 2/01/04;
       ($45,000,000.00) during each f.y. ending thereafter:                 $_____________

    C. Excess (deficit) for covenant compliance (Line I.B. - I.A.):         $_____________

II. SECTION 7.13(A) - CONSOLIDATED TANGIBLE NET WORTH.

    A. Actual Consolidated Tangible Net Worth at Statement Date:
       1.Shareholders' Equity:                                              $_____________
       2.Intangible Assets:                                                 $_____________
       3.Consolidated Tangible Net Worth (Line II.A.1 - Line II.A.2):       $_____________

    B. 50% of Consolidated Net Income for each fiscal quarter ending after February 2, 2001 (no reduction for$_____________
       losses):

    C. 100% of increases in Shareholders' Equity after date of Agreement from issuance and sale of capital stock: $_____________

    D. Minimum required Consolidated Tangible Net Worth                     $_____________
       (Lines II.B. + II.C. plus $135,000,000.00):

    E. Excess (deficit) for covenant compliance (Line II.A.3 - Line II.D.): $_____________

III.SECTION 7.13(B) - FIXED CHARGE COVERAGE RATIO.

    A. Consolidated EBITDA for subject period:
       1.Consolidated Net Income for subject period:                        $_____________
       2.Consolidated Interest Charges for subject period:                  $_____________
       3.Provision for income taxes for subject period:                     $_____________
       4.Depreciation expenses for subject period:                          $_____________
       5.Amortization expenses for intangibles for subject period:          $_____________
       6.Consolidated EBITDA (Lines III.A.1 + 2 + 3 + 4 + 5):               $_____________

    B. Consolidated rent expense for subject period:                        $_____________

    C. Maintenance Capital Expenditures for subject period:                 $10,000,000.00

    D. Taxes for subject period:                                            $_____________

    E. Lines III.A. + III.B. - Lines III.C. and III.D.:                     $_____________

    F. Consolidated Interest Charges for subject period:                    $_____________

    G. Consolidated rent expense for subject period:                        $_____________

    H. Lines III.F. + III.G.:                                               $_____________

    I. Fixed Charge Coverage Ratio (Line III.E. {divide} Line III.H.):       _____ to 1.00
       Minimum Permitted:  1.15 to 1.00

IV. SECTION 7.13(C) - LEVERAGE RATIO.

    A. Consolidated Funded Indebtedness at Statement Date:                  $_____________

    B. 6X Consolidated rent expense for subject period:                     $_____________

    C. Consolidated EBITDA for subject period:
       1.Consolidated Net Income for subject period:                        $_____________
       2.Consolidated Interest Charges for subject period:                  $_____________
       3.Provision for income taxes for subject period:                     $_____________
       4.Depreciation expenses for subject period:                          $_____________
       5.Amortization expenses for intangibles for subject period:          $_____________
       6.Consolidated EBITDA (Lines IV.A.1 + 2 + 3 + 4 + 5):                $_____________

    D. Consolidated rent expense for subject period:                        $_____________

    E. Leverage Ratio (Lines IV.A. + IV.B. {divide} Lines IV.C + IV.D.):     _____ to 1.00
       Maximum Permitted:  4.75 to 1.00




                                   EXHIBIT G

                      FORM OF BORROWING BASE CERTIFICATE

Financial Statement Date:

To:   Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

      Reference is made to that certain Credit Agreement, dated as of July 5, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"; the terms defined therein being used herein as therein defined), among The Bombay Company, Inc., a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _____________________________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and certifies to the Administrative Agent and the other Lenders the following information is true and correct as of the effective date. Terms used in this Borrowing Base Certificate but not defined herein shall have the same meanings as given to such terms in the Credit Agreement.



                                                       Discount   Borrowing
                                                        Factor    Base Value

A. Eligible Inventory                                             $___________

B. Net Security Value of Inventory (15% cap
   on non-U.S. Inventory)                     $________ X .45 =   $___________

C. Aggregate Commitments                                         $75,000,000.00

D. Borrowing Limit (Lesser of B or C)                             $___________

E. Outstanding  Amount  of  Committed  Loans,
   Swing  Line Loans and L/C Obligations  as
   of Effective Date (Includes $_____________
   in Existing L/Cs)                                              $___________

F. Available to Advance (or If Negative, Amount
   Required to Be Repaid) (D - E)                                 $___________



                                                    THE BOMBAY COMPANY, INC.




                                                    By:

                                                    Name: Elaine D. Crowley
                                                    Title:Senior Vice President